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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  DECEMBER 31, 2006
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                               GEM SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 000-33099                               84-1553046
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         (Commission File Number)             (IRS Employer Identification No.)

   7935 AIRPORT PULLING ROAD, SUITE 201
                NAPLES, FL                                               34109
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 (Address of Principal Executive Offices)                             (Zip Code)

                                 (239) 592-1816
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information provided in Item 2.02 regarding the loan from a stockholder of GeM Solutions, Inc. (the "Company", "we", or "us") is hereby incorporated by reference.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On December 31, 2006, we borrowed $310,000 from Montex Exploration, Inc. The loan is due and payable in full on December 30, 2007 and accrues interest at the rate of 12% per annum payable on maturity. Montex Exploration, Inc. is the beneficial owner of more than 10% of our common stock.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

         On December 31, 2006, we sold shares of our Series B Convertible Preferred Stock convertible into 1,666,700 shares of common stock and warrants to purchase an additional 833,350 shares of common stock for aggregate gross cash proceeds of $250,000. The securities were sold in units consisting of one
(1) share of Series B Convertible Preferred Stock (the "Series B Shares") and a warrant to purchase fifty (50) shares of common stock at a purchase price of $15.00 per unit. The foregoing securities were issued in an offering (the "Offering") solely to certain overseas investors who are not "U.S. persons" of up to $4,500,000 of units consisting of 300,000 Series B Shares convertible into an aggregate of 30,000,000 shares of common stock and warrants to purchase up to an aggregate of 15,000,000 shares of common stock. We have reserved the right to offer and sell additional units for an aggregate purchase price in excess of $4,500,000 to cover any over-allotments. As of the date of this report, we have sold an aggregate of 212,003 Units in the Offering, and a concurrent offering to accredited investors in the United States, for gross cash proceeds of $3,180,000.

         The Series B Shares have an original issue price of $15.00 per share and are convertible at anytime at the option of the holder into shares of common stock at a conversion price of $0.15 per share. Accordingly, each Series B Share is initially convertible into 100 shares of common stock. The Series B Shares automatically convert into shares of common stock in the event that (i) the average closing price of the Company's common stock over 20 consecutive trading days equals or exceeds $0.75 per share; and (ii) the shares of common stock issuable upon conversion of the Series B Shares are either subject to an effective registration statement permitting the public resale of such shares under the Securities Act of 1933, as amended (the "Securities Act"), or transferable pursuant to Rule 144(k) promulgated under the Act. The conversion price will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation, lawful provision shall be made so that upon conversion of the Series B Shares the holder shall be entitled to receive the number of shares of stock or other securities or property of the successor entity that such holder would have been entitled to receive if the Series B Shares had been converted immediately prior to such transaction.

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         Each warrant is immediately exercisable at an exercise price of $0.40 per share for a term of three years. The exercise price of the warrants will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation (other than a merger with a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), all holders of the warrants shall be given at least fifteen (15) days notice of such transaction and shall be permitted to exercise the warrants during such fifteen (15) day period. Upon expiration of such fifteen (15) day period, the warrants shall terminate.

         The units were sold in a private placement transaction to one accredited investor who is not a "U.S. person" pursuant to the exemption from registration provided by Rules 901 and 903 of Regulation S under the Securities Act. We paid consulting fees consisting of $20,000 and warrants to purchase 133,336 shares of common stock (equal to 8% of the shares issuable upon conversion of the preferred stock included in the units) at an exercise price of $0.40 per share. The other material terms of these warrants are identical to the terms of the warrants issued to investors in the Offering and described above.

         We have agreed to include the shares of common stock issuable upon conversion of the Series B Shares or exercise of the warrants sold in the Offering in any registration statement we file under the Securities Act (excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms) in order to permit the public resale of such shares.

         The descriptions of the securities purchase agreement, the Series B Shares, and the warrants set forth above are qualified in their entirety by reference to a copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.            Description of Exhibit
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10.1                   Form of Securities Purchase Agreement by and between the
                       Company and Non U.S. Purchasers of Units consisting of
                       Series B Convertible Preferred Stock and Warrants
                       (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the
                       Commission on May 4, 2006)

10.2 Form of Reg S Warrant issued to Non U.S. Purchasers of Units and advisors in Unit Offering consisting of Series B Convertible Preferred Stock and Warrants. (incorporated by reference to Exhibit 10.4 to the Registrants Current Report on Form 8-K filed March 24, 2006)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GeM Solutions, Inc.



Date: January 5, 2007                       By:  /s/ John E. Baker
                                                --------------------------------
                                                John E. Baker
                                                Chief Financial Officer








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